UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549


                                    ----------------------

                                           FORM 8-K

                                        CURRENT REPORT
                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934

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Date of report (Date of earliest event reported)      October 25, 2004
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                               Marsh & McLennan Companies, Inc.
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                      (Exact Name of Registrant as Specified in Charter)



           Delaware                         1-5998                         36-2668272
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 (State or Other Jurisdiction      (Commission File Number)              (IRS Employer
      of Incorporation)                                                Identification No.)


     1166 Avenue of the Americas, New York, NY                               10036
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    (Address of Principal Executive Offices)                               (Zip Code)


Registrant's telephone number, including area code    (212) 345-5000
                                                   --------------------------------------------


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective today, October 25, 2004, Mr. Jeffrey W. Greenberg's employment with Marsh & McLennan Companies, Inc. ("MMC") terminated and he resigned as chairman and chief executive officer of MMC, and the Board of Directors of MMC has named Mr. Michael G. Cherkasky as president and chief executive officer of MMC and elected him to the Board. In addition the Board appointed Mr. Robert F. Erburu as lead director in lieu of a chairman of the board.

         Mr. Cherkasky, who is age 54, was recently named chairman and chief executive officer of Marsh Inc., MMC's risk and insurance services subsidiary, after serving as chief executive officer of Marsh Kroll, MMC's risk consulting subsidiary, since MMC's acquisition of Kroll Inc. in July 2004. Prior to the acquisition, Mr. Cherkasky was president and chief executive officer of Kroll since May 2001, after serving as president and chief operating officer of Kroll's Investigations and Intelligence Group since December 1997. He was also a director of Kroll since December 1997. Mr. Cherkasky had joined Kroll in 1994.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         Effective October 25, 2004, the Board of Directors of Marsh & McLennan Companies, Inc. amended the MMC By-Laws to provide that the Chairman of the Board may, but need not necessarily, be the Chief Executive Officer, and that the Board may be led either by a Chairman of the Board or by a new position of Lead Director. Previously the By-Laws provided that the Chairman of the Board must be the Chief Executive Officer. A copy of the amendment is attached as an exhibit hereto.

                             Section 8--Other Events
Item 8.01.  Other Events.

         On October 25, 2004, Marsh & McLennan Companies, Inc. issued a press release announcing, among other things, the management changes described above. A copy of the press release is attached to this Report as an exhibit.


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                INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Marsh & McLennan Companies, Inc. and its subsidiaries ("MMC") and their representatives may from time to time make verbal or written statements (including certain statements contained in this report and other MMC filings with the Securities and Exchange Commission and in our reports to stockholders) relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, discussions concerning revenues, expenses, earnings, cash flow, capital structure, existing credit facilities, pension funding, the adverse consequences arising from market-timing issues at Putnam, including fines and restitution, the matters raised in the complaint filed by the New York State Attorney General's Office stating a claim for, among other things, fraud and violations of New York State antitrust and securities laws, as well as market and industry conditions, premium rates, financial markets, interest rates, foreign exchange rates, contingencies, and matters relating to MMC's operations and income taxes. Such forward-looking statements are based on available current market and industry materials, experts' reports and opinions, and long-term trends, as well as management's expectations concerning future events impacting MMC. Forward-looking statements by their very nature involve risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements contained herein include, in the case of MMC's risk and insurance services business, changes in competitive conditions, the impact of litigation concerning the claims brought by the New York State Attorney General's Office, movements in premium rate levels, the continuation of difficult conditions for the transfer of commercial risk and other changes in the global property and casualty insurance markets, natural catastrophes, mergers between client organizations, and insurance or reinsurance company insolvencies. Factors to be considered in the case of MMC's investment management business include changes in worldwide and national equity and fixed income markets, actual and relative investment performance, the level of sales and redemptions, and the ability to maintain investment management and administrative fees at historic levels; and with respect to all of MMC's activities, the ability to amend or replace MMC's existing credit facilities to provide long term support for commercial paper borrowings following the claims brought by the New York State Attorney General, the ability to successfully integrate acquired businesses, changes in general worldwide and national economic conditions, the impact of terrorist attacks, changes in the value of investments made in individual companies and investment funds, fluctuations in foreign currencies, actions of competitors or regulators, changes in interest rates or in the ability to access financial markets, developments relating to claims, lawsuits and contingencies, prospective and retrospective changes in the tax or accounting treatment of MMC's operations, and the impact of tax and other legislation and regulation in the jurisdictions in which MMC operates. In addition, there are risks and uncertainties relating to MMC's ability to integrate Kroll's business successfully and realize expected synergies, the continued strength of Kroll's relationships with its employees, suppliers, and customers, and the accuracy of the basis for forecasts related to Kroll's business.


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Forward-looking statements speak only as of the date on which they are made, and
MMC undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

MMC is committed to providing timely and materially accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, MMC and its operating companies use their websites to convey meaningful information about their businesses, including the anticipated release of quarterly financial results and the posting of updates of assets under management at Putnam. Monthly updates of total assets under management at Putnam will be posted to the MMC website the first business day following the end of each month. Putnam posts mutual fund and performance data to its website regularly. Assets for most Putnam retail mutual funds are posted approximately two weeks after each month-end. Mutual fund net asset value (NAV) is posted daily. Historical performance and Lipper rankings are also provided. Investors can link to MMC and its operating company websites through www.mmc.com.



                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits
            3.1   Amendment to By-Laws adopted October 25, 2004.
            99.1  Press release issued October 25, 2004.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARSH & McLENNAN COMPANIES, INC.

                                        By: /s/ Bart Schwartz
                                            -----------------------------------
                                            Name: Bart Schwartz
                                            Title:  Deputy General Counsel
                                                     & Corporate Secretary


Date:   October 25, 2004